Water And Wastewater Rates	12 Months Ended
Dec. 31, 2014
Water And Wastewater Rates [Abstract]
Water And Wastewater Rates

Note 16 – Water and Wastewater Rates

On June 7, 2012, the Pennsylvania Public Utility Commission granted Aqua Pennsylvania a water rate increase designed to increase total operating revenues by $16,700, on an annualized basis.  The rates in effect at the time of the filing included $27,449 in surcharges for replacing and rehabilitating infrastructure systems or 7.5% above prior base rates.  Consequently, the total base rates increased by $44,149 since the last base rate increase and this surcharge was reset to zero.  In addition, the rate order provides for a reduction in current income tax expense as a result of the recognition of qualifying income tax benefits if the Company changes its tax accounting method to permit the expensing of qualifying utility asset improvement costs that were previously being capitalized and depreciated for tax purposes.  In December 2012, Aqua Pennsylvania implemented this change which resulted in the net recognition of 2012 income tax benefits of $33,565 which reduced the Company’s current income tax expense and increased net income in the fourth quarter of 2012.  In addition, the Company recognized a tax deduction on its 2012 Federal tax return of $380,000 for qualifying capital expenditures made prior to 2012, and, based on the rate order, in 2013, the Company began to amortize 1/10th of these capital expenditures.  In accordance with the rate order, the amortization is expected to reduce current income tax expense during periods when qualifying parameters are met.  Beginning in 2013, the Company amortized 1/10th of the qualifying capital expenditures made prior to 2012 and recognized $16,734, annually, of deferred income tax benefits, which reduced current income tax expense and increased the Company’s net income.  As a result of this change, the fourth quarter 2012 surcharge for replacing and rehabilitating infrastructure systems of 2.82% for Aqua Pennsylvania’s water customers was reset to zero beginning January 1, 2013, and Aqua Pennsylvania did not file a water base rate case or this surcharge in 2014 or 2013.

The Company’s operating subsidiaries, excluding the 2012 Pennsylvania water award discussed above, were allowed annual rate increases of $9,886 in 2014, $9,431 in 2013, and $17,923 in 2012, represented by twelve,  six, and nine rate decisions, respectively.  Revenues from these increases realized in the year of grant were approximately $5,375,  $8,169, and $13,754 in 2014, 2013, and 2012, respectively.

Six states in which the Company operates permit water utilities, and in five states wastewater utilities, to add a surcharge to their water or wastewater bills to offset the additional depreciation and capital costs related to infrastructure system replacement and rehabilitation projects completed and placed into service between base rate filings.  Currently, Pennsylvania, Illinois, Ohio, Indiana, New Jersey, and North Carolina allow for the use of this surcharge.  On December 22, 2014, the North Carolina Utilities Commission granted the first infrastructure surcharge for Aqua North Carolina.  The Attorney General has filed an appeal to the State Supreme Court challenging the approval.  The surcharge for infrastructure system replacements and rehabilitations is typically adjusted periodically based on additional qualified capital expenditures completed or anticipated in a future period, is capped as a percentage of base rates, generally at 5% to 12.75%, and is reset to zero when new base rates that reflect the costs of those additions become effective or when a utility’s earnings exceed a regulatory benchmark.  The surcharge for infrastructure system replacements and rehabilitations provided revenues in 2014, 2013, and 2012 of $4,598,  $3,205, and $15,911, respectively.